Financial Supplement

First Quarter 2026

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	4

Consolidated Balance Sheets (unaudited)	5

Loans and Deposits	6

Average Balance Sheets, Annualized Yields and Rates	7

Mortgage Banking Fees	8

Segment Financial Highlights	9

Credit-Related Information:
Nonaccrual loans and leases	12
Loans and Leases 90 Days or More Past Due and Accruing	13
Charge-offs, Recoveries, and Related Ratios	14
Summary of Changes in the Components of the Allowance for Credit Losses	16

Capital and Ratios	17

Non-GAAP Financial Measures and Reconciliations	18
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q26 Change
		1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
							$/bps		%	$/bps		%
SELECTED OPERATING DATA
Total revenue	A	$2,168	$2,157	$2,118	$2,037	$1,935	$11		1%	$233		12%
Noninterest expense	B	1,378	1,343	1,335	1,319	1,314	35		3	64		5
Pre-provision profit[1]		790	814	783	718	621	(24)		(3)	169		27
Provision (benefit) for credit losses		140	137	154	164	153	3		2	(13)		(8)
NET INCOME		517	528	494	436	373	(11)		(2)	144		39
Net income available to common stockholders		484	489	457	402	340	(5)		(1)	144		42
PER COMMON SHARE DATA
Basic earnings		$1.14	$1.14	$1.06	$0.93	$0.78	$—		—%	$0.36		46%
Diluted earnings		1.13	1.13	1.05	0.92	0.77	—		—	0.36		47
Cash dividends declared and paid per common share		0.46	0.46	0.42	0.42	0.42	—		—	0.04		10
Book value per common share		56.48	56.39	54.97	53.43	51.99	0.09		—	4.49		9
Tangible book value per common share[1]		37.94	38.07	36.73	35.23	33.97	(0.13)		—	3.97		12
Dividend payout ratio		40%	40%	40%	45%	54%	—	bps		(1,350)	bps
COMMON SHARES OUTSTANDING
Average: Basic		425,344,491	429,483,110	431,365,552	433,640,210	438,320,757	(4,138,619)		(1%)	(12,976,266)		(3%)
Diluted		429,894,837	434,077,960	435,472,350	436,539,774	442,200,180	(4,183,123)		(1)	(12,305,343)		(3)
Common shares at period-end		426,023,578	429,242,174	431,453,142	432,768,811	437,668,127	(3,218,596)		(1)	(11,644,549)		(3)
FINANCIAL RATIOS
Net interest margin		3.14%	3.06%	2.99%	2.94%	2.89%	8 bps			25 bps
Net interest margin, FTE[1,2]		3.14	3.07	3.00	2.95	2.90	7			24
Return on average common equity		8.19	8.16	7.77	7.18	6.21	3			198
Return on average tangible common equity[1]		12.19	12.18	11.75	11.05	9.64	1			255
Return on average total assets		0.94	0.95	0.90	0.80	0.70	(1)			24
Return on average total tangible assets[1]		0.97	0.98	0.93	0.83	0.73	(1)			24
Effective income tax rate		20.46	22.03	21.38	21.37	20.26	(157)			20
Efficiency ratio	B/A	63.55	62.24	63.03	64.76	67.91	131			(436)
Noninterest income as a % of total revenue		27.95	28.75	29.75	29.41	28.14	(80)			(19)
Operating leverage:
Total revenue		$2,168	$2,157			$1,935	$11		0.53%	$233		12.11%
Less: Noninterest expense		1,378	1,343			1,314	35		2.65	64		4.91
Operating leverage									(2.12%)			7.20%
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio		10.5%	10.6%	10.7%	10.6%	10.6%
Tier 1 capital ratio		11.7	11.9	11.9	11.9	11.9
Total capital ratio		13.7	13.8	13.9	13.8	13.9
Tier 1 leverage ratio		9.3	9.5	9.4	9.4	9.4
Common equity ratio		10.6	10.7	10.6	10.6	10.3
Tangible common equity ratio[1]		7.3	7.5	7.4	7.2	7.0
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)		78.07%	77.84%	78.26%	79.56%	77.51%	23	bps		56	bps
Loan-to-deposit ratio (average balances)		79.09	78.82	79.57	79.72	80.89	27	bps		(180)	bps
Full-time equivalent colleagues (period-end)		17,380	17,398	17,496	17,677	17,315	(18)		—	65		—
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."
2 Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS
						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,884	$1,901	$1,897	$1,851	$1,829	($17)	(1%)	$55	3%
Interest and fees on loans held for sale	21	22	31	36	16	(1)	(5)	5	31
Investment securities	424	434	433	428	418	(10)	(2)	6	1
Interest-bearing deposits in banks	91	89	97	92	89	2	2	2	2
Total interest income	2,420	2,446	2,458	2,407	2,352	(26)	(1)	68	3
INTEREST EXPENSE
Deposits	715	781	816	802	795	(66)	(8)	(80)	(10)
Short-term borrowed funds	4	—	5	9	8	4	100	(4)	(50)
Long-term borrowed funds	139	128	149	159	158	11	9	(19)	(12)
Total interest expense	858	909	970	970	961	(51)	(6)	(103)	(11)
Net interest income	1,562	1,537	1,488	1,437	1,391	25	2	171	12
NONINTEREST INCOME
Service charges and fees	112	112	112	111	109	—	—	3	3
Capital markets fees	134	140	166	105	100	(6)	(4)	34	34
Wealth fees	100	98	93	88	81	2	2	19	23
Card fees	83	86	87	90	83	(3)	(3)	—	—
Mortgage banking fees	42	52	49	73	59	(10)	(19)	(17)	(29)
Foreign exchange and derivative products	44	34	42	41	39	10	29	5	13
Letter of credit and loan fees	50	49	48	45	44	1	2	6	14
Securities gains, net	7	7	2	5	7	—	—	—	—
Other income	34	42	31	42	22	(8)	(19)	12	55
Total noninterest income	606	620	630	600	544	(14)	(2)	62	11
TOTAL REVENUE	2,168	2,157	2,118	2,037	1,935	11	1	233	12
Provision (benefit) for credit losses	140	137	154	164	153	3	2	(13)	(8)
NONINTEREST EXPENSE
Salaries and employee benefits	758	716	705	681	696	42	6	62	9
Equipment and software	197	199	197	193	194	(2)	(1)	3	2
Outside services	162	148	161	169	155	14	9	7	5
Occupancy	114	109	106	108	112	5	5	2	2
Other operating expense	147	171	166	168	157	(24)	(14)	(10)	(6)
Total noninterest expense	1,378	1,343	1,335	1,319	1,314	35	3	64	5
Income before income tax expense	650	677	629	554	468	(27)	(4)	182	39
Income tax expense	133	149	135	118	95	(16)	(11)	38	40
Net income	$517	$528	$494	$436	$373	($11)	(2%)	$144	39%
Net income available to common stockholders	$484	$489	$457	$402	$340	($5)	(1%)	$144	42%

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					MARCH 31, 2026 CHANGE
	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	December 31, 2025		March 31, 2025
						$	%	$	%
ASSETS
Cash and due from banks	$1,084	$1,464	$1,254	$1,107	$1,082	($380)	(26%)	$2	—%
Interest-bearing cash and due from banks	11,246	11,263	10,396	7,441	10,459	(17)	—	787	8
Interest-bearing deposits in banks	830	961	694	680	685	(131)	(14)	145	21
Debt securities available for sale, at fair value	36,361	35,697	35,419	34,658	34,208	664	2	2,153	6
Debt securities held to maturity	7,800	7,933	8,124	8,293	8,469	(133)	(2)	(669)	(8)
Loans held for sale	1,537	1,198	1,334	2,093	2,820	339	28	(1,283)	(45)
Loans and leases	143,667	142,692	140,870	139,304	137,635	975	1	6,032	4
Less: Allowance for loan and lease losses	(1,958)	(1,943)	(1,972)	(2,008)	(2,014)	(15)	1	56	(3)
Net loans and leases	141,709	140,749	138,898	137,296	135,621	960	1	6,088	4
Premises and equipment	874	915	857	855	855	(41)	(4)	19	2
Bank-owned life insurance	3,464	3,441	3,422	3,408	3,386	23	1	78	2
Goodwill	8,221	8,187	8,187	8,187	8,187	34	—	34	—
Other intangible assets	112	115	123	129	137	(3)	(3)	(25)	(18)
Other assets	14,680	14,428	14,039	14,163	14,239	252	2	441	3
TOTAL ASSETS	$227,918	$226,351	$222,747	$218,310	$220,148	$1,567	1%	$7,770	4%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$41,672	$40,417	$39,472	$38,001	$37,556	$1,255	3%	$4,116	11%
Interest-bearing	142,363	142,896	140,539	137,085	140,020	(533)	—	2,343	2
Total deposits	184,035	183,313	180,011	175,086	177,576	722	—	6,459	4
Short-term borrowed funds	54	58	214	249	47	(4)	(7)	7	15
Long-term borrowed funds:
FHLB advances	2,513	2,014	14	1,542	42	499	25	2,471	NM
Senior debt	7,076	6,328	6,825	6,821	7,568	748	12	(492)	(7)
Subordinated debt and other debt	2,671	2,882	3,602	4,163	4,657	(211)	(7)	(1,986)	(43)
Total long-term borrowed funds	12,260	11,224	10,441	12,526	12,267	1,036	9	(7)	—
Other liabilities	5,397	5,439	6,252	5,215	5,392	(42)	(1)	5	—
TOTAL LIABILITIES	201,746	200,034	196,918	193,076	195,282	1,712	1	6,464	3
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,111	2,111	2,111	2,113	2,113	—	—	(2)	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	7	7	—	—	—	—
Additional paid-in capital	22,466	22,476	22,448	22,420	22,370	(10)	—	96	—
Retained earnings	11,631	11,345	11,056	10,783	10,566	286	3	1,065	10
Treasury stock, at cost	(7,955)	(7,652)	(7,526)	(7,450)	(7,249)	(303)	(4)	(706)	(10)
Accumulated other comprehensive income (loss)	(2,088)	(1,970)	(2,267)	(2,639)	(2,941)	(118)	(6)	853	29
TOTAL STOCKHOLDERS' EQUITY	26,172	26,317	25,829	25,234	24,866	(145)	(1)	1,306	5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$227,918	$226,351	$222,747	$218,310	$220,148	$1,567	1%	$7,770	4%
Memo: Total tangible common equity[1]	$16,165	$16,341	$15,848	$15,246	$14,867	($176)	(1%)	$1,298	9%
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2026 CHANGE
	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2025		March 31, 2025
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$50,307	$49,232	$46,953	$45,412	$43,781	$1,075	2%	$6,526	15%
Commercial real estate	24,282	24,580	25,540	26,230	26,727	(298)	(1)	(2,445)	(9)
Total commercial	74,589	73,812	72,493	71,642	70,508	777	1	4,081	6
Residential mortgages	35,404	35,024	34,477	33,823	33,114	380	1	2,290	7
Home equity	19,449	19,069	18,415	17,711	16,853	380	2	2,596	15
Automobile	1,863	2,310	2,816	3,407	4,044	(447)	(19)	(2,181)	(54)
Education	8,340	8,416	8,556	8,550	8,779	(76)	(1)	(439)	(5)
Other retail	4,022	4,061	4,113	4,171	4,337	(39)	(1)	(315)	(7)
Total retail	69,078	68,880	68,377	67,662	67,127	198	—	1,951	3
Total loans and leases	$143,667	$142,692	$140,870	$139,304	$137,635	$975	1%	$6,032	4%
Loans held for sale	1,537	1,198	1,334	2,093	2,820	339	28	(1,283)	(45)
Loans and leases and loans held for sale	$145,204	$143,890	$142,204	$141,397	$140,455	$1,314	1%	$4,749	3%

DEPOSITS
Noninterest-bearing demand	$41,672	$40,417	$39,472	$38,001	$37,556	$1,255	3%	$4,116	11%
Checking with interest	37,675	37,428	35,219	34,918	34,456	247	1	3,219	9
Savings	24,114	24,353	24,759	25,400	25,765	(239)	(1)	(1,651)	(6)
Money market	59,611	60,062	59,709	55,638	55,996	(451)	(1)	3,615	6
Time	20,963	21,053	20,852	21,129	23,803	(90)	—	(2,840)	(12)
Total deposits	$184,035	$183,313	$180,011	$175,086	$177,576	$722	—%	$6,459	4%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									1Q26 Change
	1Q26			4Q25			1Q25			4Q25			1Q25
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,079	$91	3.60%	$9,156	$89	3.80%	$8,092	$89	4.42%	$923	$2	(20) bps	$1,987	$2	(82) bps
Taxable investment securities	46,928	424	3.62	46,730	434	3.71	46,068	418	3.63	198	(10)	(9)	860	6	(1)
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	46,929	424	3.62	46,731	434	3.71	46,069	418	3.63	198	(10)	(9)	860	6	(1)
Commercial and industrial	50,140	644	5.14	48,108	605	4.92	43,599	515	4.72	2,032	39	22	6,541	129	42
Commercial real estate	24,401	328	5.38	25,043	358	5.59	27,013	387	5.74	(642)	(30)	(21)	(2,612)	(59)	(36)
Total commercial	74,541	972	5.22	73,151	963	5.15	70,612	902	5.11	1,390	9	7	3,929	70	11
Residential mortgages	35,090	353	4.03	34,752	350	4.03	32,872	318	3.86	338	3	—	2,218	35	17
Home equity	19,230	307	6.47	18,754	323	6.84	16,647	293	7.13	476	(16)	(37)	2,583	14	(66)
Automobile	2,090	24	4.68	2,557	30	4.60	4,394	47	4.38	(467)	(6)	8	(2,304)	(23)	30
Education	8,442	127	6.08	8,469	128	6.00	10,690	148	5.61	(27)	(1)	8	(2,248)	(21)	47
Other retail	4,017	101	10.22	4,074	107	10.34	4,495	121	10.91	(57)	(6)	(12)	(478)	(20)	(69)
Total retail	68,869	912	5.34	68,606	938	5.44	69,098	927	5.41	263	(26)	(10)	(229)	(15)	(7)
Total loans and leases	143,410	1,884	5.28	141,757	1,901	5.29	139,710	1,829	5.26	1,653	(17)	(1)	3,700	55	2
Loans held for sale	1,511	21	5.65	1,523	22	5.95	1,187	16	5.34	(12)	(1)	(30)	324	5	31
Total interest-earning assets	201,929	2,420	4.81	199,167	2,446	4.86	195,058	2,352	4.84	2,762	(26)	(5)	6,871	68	(3)
Noninterest-earning assets	22,295			22,075			21,251			220			1,044
TOTAL ASSETS	$224,224			$221,242			$216,309			$2,982			$7,915
INTEREST-BEARING LIABILITIES
Checking with interest	$37,027	$122	1.33%	$36,257	$135	1.48%	$32,693	$110	1.36%	$770	($13)	(15)	$4,334	$12	(3)
Savings	24,095	65	1.10	24,477	77	1.26	25,760	89	1.39	(382)	(12)	(16)	(1,665)	(24)	(29)
Money market	60,141	350	2.36	58,904	377	2.54	54,432	357	2.66	1,237	(27)	(18)	5,709	(7)	(30)
Time	20,766	178	3.46	21,226	192	3.57	23,277	239	4.17	(460)	(14)	(11)	(2,511)	(61)	(71)
Total interest-bearing deposits	142,029	715	2.04	140,864	781	2.20	136,162	795	2.37	1,165	(66)	(16)	5,867	(80)	(33)
Short-term borrowed funds	454	4	3.74	221	—	1.34	675	8	4.53	233	4	240	(221)	(4)	(79)
FHLB advances	1,408	14	4.02	35	1	3.31	595	7	4.57	1,373	13	71	813	7	(55)
Senior debt	6,843	86	5.04	6,642	84	5.11	7,133	86	4.85	201	2	(7)	(290)	—	19
Subordinated debt and other debt	2,824	39	5.50	3,179	43	5.32	4,929	65	5.30	(355)	(4)	18	(2,105)	(26)	20
Total long-term borrowed funds	11,075	139	5.03	9,856	128	5.17	12,657	158	5.01	1,219	11	(14)	(1,582)	(19)	2
Total borrowed funds	11,529	143	4.98	10,077	128	5.09	13,332	166	4.99	1,452	15	(11)	(1,803)	(23)	(1)
Total interest-bearing liabilities	153,558	858	2.26	150,941	909	2.39	149,494	961	2.60	2,617	(51)	(13)	4,064	(103)	(34)
Noninterest-bearing demand deposits	39,286			38,993			36,543			293			2,743
Other noninterest-bearing liabilities	5,274			5,374			5,971			(100)			(697)
TOTAL LIABILITIES	198,118			195,308			192,008			2,810			6,110
STOCKHOLDERS' EQUITY	26,106			25,934			24,301			172			1,805
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$224,224			$221,242			$216,309			$2,982			$7,915
INTEREST RATE SPREAD			2.55%			2.47%			2.24%			8			31
NET INTEREST INCOME AND NET INTEREST MARGIN		$1,562	3.14%		$1,537	3.06%		$1,391	2.89%		$25	8		$171	25
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$1,565	3.14%		$1,541	3.07%		$1,395	2.90%		$24	7		$170	24
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$181,315	$715	1.60%	$179,857	$781	1.72%	$172,705	$795	1.87%	$1,458	($66)	(12) bps	$8,610	($80)	(27) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS
1Q26 Change
1Q26	4Q25	3Q25	2Q25	1Q25	4Q25	1Q25
$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$21	$19	$18	$19	$15	$2	11%	$6	40%
Mortgage servicing revenue	24	21	29	28	32	3	14	(8)	(25)
MSR valuation changes, net of hedge impact	(3)	12	2	26	12	(15)	NM	(15)	NM
Total mortgage banking fees	$42	$52	$49	$73	$59	($10)	(19%)	($17)	(29%)

Pull-through adjusted locks	$2,299	$2,486	$2,150	$2,458	$2,112	($187)	(8%)	$187	9%

Production revenue as a percentage of Pull-through adjusted locks	0.90%	0.78%	0.81%	0.78%	0.71%	12	bps	19	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,944	$2,175	$2,019	$2,189	$1,444	($231)	(11%)	$500	35%
Third Party	1,854	2,179	1,837	1,916	1,474	(325)	(15)	380	26
Total	$3,798	$4,354	$3,856	$4,105	$2,918	($556)	(13%)	$880	30%

Originated for sale	$2,415	$2,748	$2,379	$2,486	$1,916	($333)	(12%)	$499	26%
Originated for investment	1,383	1,606	1,477	1,619	1,002	(223)	(14)	381	38
Total	$3,798	$4,354	$3,856	$4,105	$2,918	($556)	(13%)	$880	30%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$94,794	$94,877	$95,244	$95,422	$95,203	($83)	—%	($409)	—%
Owned loans serviced	35,888	35,599	34,760	34,284	33,737	289	1	2,151	6
Total	$130,682	$130,476	$130,004	$129,706	$128,940	$206	—%	$1,742	1%

MSR at fair value	$1,462	$1,455	$1,430	$1,426	$1,397	$7	—%	$65	5%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
						$/bps		%	$/bps		%
Net interest income	$1,309	$1,299	$1,262	$1,218	$1,193	$10		1%	$116		10%
Noninterest income	299	315	311	329	297	(16)		(5)	2		1
Total revenue	1,608	1,614	1,573	1,547	1,490	(6)		—	118		8
Noninterest expense	1,028	984	979	963	954	44		4	74		8
Profit (loss) before credit losses	580	630	594	584	536	(50)		(8)	44		8
Net charge-offs	71	80	81	81	86	(9)		(11)	(15)		(17)
Income (loss) before income tax expense (benefit)	509	550	513	503	450	(41)		(7)	59		13
Income tax expense (benefit)	131	139	130	127	114	(8)		(6)	17		15
Net income (loss)	$378	$411	$383	$376	$336	($33)		(8%)	$42		13%
AVERAGE BALANCES
Total assets	$83,870	$82,552	$80,729	$78,822	$77,534	$1,318		2%	$6,336		8%
Total loans and leases[1]	77,089	75,980	74,274	72,402	71,054	1,109		1	6,035		8
Deposits	133,126	131,488	128,547	127,271	125,728	1,638		1	7,398		6
Interest-earning assets	77,695	76,583	74,870	72,988	71,635	1,112		1	6,060		8
KEY METRICS
Net interest margin	6.83%	6.73%	6.69%	6.69%	6.76%	10	bps		7	bps
Efficiency ratio	63.94	60.98	62.22	62.24	64.06	296	bps		(12)	bps
Loan-to-deposit ratio (period-end balances)	56.55	57.28	57.40	57.24	54.97	(73)	bps		158	bps
Loan-to-deposit ratio (average balances)	57.36	57.19	57.16	56.26	56.04	17	bps		132	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
						$/bps		%	$/bps		%
Net interest income	$456	$450	$448	$439	$441	$6		1%	$15		3%
Noninterest income	263	262	286	232	215	1		—	48		22
Total revenue	719	712	734	671	656	7		1	63		10
Noninterest expense	334	357	333	317	327	(23)		(6)	7		2
Profit (loss) before credit losses	385	355	401	354	329	30		8	56		17
Net charge-offs	64	70	78	84	77	(6)		(9)	(13)		(17)
Income (loss) before income tax expense (benefit)	321	285	323	270	252	36		13	69		27
Income tax expense (benefit)	78	70	75	64	56	8		11	22		39
Net income (loss)	$243	$215	$248	$206	$196	$28		13%	$47		24%
AVERAGE BALANCES
Total assets	$67,737	$66,750	$66,134	$66,284	$65,366	$987		1%	$2,371		4%
Total loans and leases[1]	64,574	63,356	62,905	63,057	62,437	1,218		2	2,137		3
Deposits	45,354	45,443	44,482	42,481	42,178	(89)		—	3,176		8
Interest-earning assets	65,345	64,248	63,719	63,710	63,018	1,097		2	2,327		4
KEY METRICS
Net interest margin	2.84%	2.78%	2.78%	2.78%	2.83%	6	bps		1	bps
Efficiency ratio	46.66	50.09	45.15	47.47	49.77	(343)	bps		(311)	bps
Loan-to-deposit ratio (period-end balances)	141.03	132.96	132.70	139.59	142.21	807	bps		(118)	bps
Loan-to-deposit ratio (average balances)	140.64	138.26	140.06	146.90	146.86	238	bps		(622)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
Net interest income	($203)	($212)	($222)	($220)	($243)	$9	4%	$40	16%
Noninterest income	44	43	33	39	32	1	2	12	38
Total revenue	(159)	(169)	(189)	(181)	(211)	10	6	52	25
Noninterest expense	16	2	23	39	33	14	NM	(17)	(52)
Profit (loss) before provision (benefit) for credit losses	(175)	(171)	(212)	(220)	(244)	(4)	(2)	69	28
Provision (benefit) for credit losses	5	(13)	(5)	(1)	(10)	18	NM	15	NM
Income (loss) before income tax expense (benefit)	(180)	(158)	(207)	(219)	(234)	(22)	(14)	54	23
Income tax expense (benefit)	(76)	(60)	(70)	(73)	(75)	(16)	(27)	(1)	(1)
Net income (loss)	($104)	($98)	($137)	($146)	($159)	($6)	(6%)	$55	35%
AVERAGE BALANCES
Total assets	$72,617	$71,940	$72,254	$72,555	$73,409	$677	1%	($792)	(1%)
Total loans and leases[2]	3,258	3,944	4,950	6,104	7,406	(686)	(17)	(4,148)	(56)
Deposits	2,835	2,926	2,928	4,376	4,799	(91)	(3)	(1,964)	(41)
Interest-earning assets	58,889	58,336	59,009	59,620	60,406	553	1	(1,517)	(3)
1 Consists primarily of treasury and community development, and includes assets, liabilities, capital, revenues, provision (benefit) for credit losses, expenses, and income tax expense (benefit) not attributed to our Consumer Banking or Commercial Banking segments.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					MARCH 31, 2026 CHANGE
	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2025			March 31, 2025
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$188	$277	$230	$233	$283	($89)		(32%)	($95)		(34%)
Commercial real estate	679	618	703	706	700	61		10	(21)		(3)
Total commercial	867	895	933	939	983	(28)		(3)	(116)		(12)
Residential mortgages[1]	217	196	188	198	198	21		11	19		10
Home equity	324	319	297	282	282	5		2	42		15
Automobile	23	28	31	34	39	(5)		(18)	(16)		(41)
Education	21	20	20	19	20	1		5	1		5
Other retail	45	46	49	52	60	(1)		(2)	(15)		(25)
Total retail	630	609	585	585	599	21		3	31		5
Total nonaccrual loans and leases	1,497	1,504	1,518	1,524	1,582	(7)		—	(85)		(5)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.36%	1.36%	1.40%	1.44%	1.46%	—	bps		(10)	bps
Allowance for credit losses to loans and leases	1.52	1.53	1.56	1.59	1.61	(1)	bps		(9)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	131	129	130	132	127	2%			4%
Allowance for credit losses to nonaccrual loans and leases	146	145	145	145	140	1%			6%
Nonaccrual loans and leases to loans and leases	1.04	1.05	1.08	1.09	1.15	(1)	bps		(11)	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					MARCH 31, 2026 CHANGE
	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2025		March 31, 2025
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$1	$5	$39	$3	$9	($4)	(80%)	($8)	(89%)
Commercial real estate	26	20	7	60	4	6	30	22	NM
Total commercial	27	25	46	63	13	2	8	14	108
Residential mortgages[1]	179	141	114	128	138	38	27	41	30
Home equity	—	1	—	—	—	(1)	(100)	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	3	—	—	(1)	(33)
Other retail	—	—	—	1	1	—	—	(1)	(100)
Total retail	181	144	116	131	142	37	26	39	27
Total loans and leases	$208	$169	$162	$194	$155	$39	23%	$53	34%

1 90+ days past due and accruing includes $179 million, $141 million, $114 million, $128 million, and $137 million of loans fully or partially guaranteed by the FHA, VA, and USDA for March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$50	$40	$33	$39	$34	$10	25%	$16	47%
Commercial real estate	41	42	58	54	51	(1)	(2)	(10)	(20)
Total commercial	91	82	91	93	85	9	11	6	7
Residential mortgages	1	5	1	—	1	(4)	(80)	—	—
Home equity	6	5	3	4	5	1	20	1	20
Automobile	9	12	13	14	20	(3)	(25)	(11)	(55)
Education	22	26	25	26	56	(4)	(15)	(34)	(61)
Other retail	54	57	62	64	67	(3)	(5)	(13)	(19)
Total retail	92	105	104	108	149	(13)	(12)	(57)	(38)
Total gross charge-offs	$183	$187	$195	$201	$234	($4)	(2%)	($51)	(22%)
GROSS RECOVERIES
Commercial and industrial	$15	$6	$3	$—	$4	$9	150%	$11	NM
Commercial real estate	3	1	3	1	—	2	200	3	100
Total commercial	18	7	6	1	4	11	157	14	NM
Residential mortgages	3	—	1	—	1	3	100	2	200
Home equity	4	5	6	6	5	(1)	(20)	(1)	(20)
Automobile	7	9	9	11	12	(2)	(22)	(5)	(42)
Education	6	6	5	8	5	—	—	1	20
Other retail	7	5	6	8	7	2	40	—	—
Total retail	27	25	27	33	30	2	8	(3)	(10)
Total gross recoveries	$45	$32	$33	$34	$34	$13	41%	$11	32%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$35	$34	$30	$39	$30	$1	3%	$5	17%
Commercial real estate	38	41	55	53	51	(3)	(7)	(13)	(25)
Total commercial	73	75	85	92	81	(2)	(3)	(8)	(10)
Residential mortgages	(2)	5	—	—	—	(7)	NM	(2)	(100)
Home equity	2	—	(3)	(2)	—	2	100	2	100
Automobile	2	3	4	3	8	(1)	(33)	(6)	(75)
Education	16	20	20	18	51	(4)	(20)	(35)	(69)
Other retail	47	52	56	56	60	(5)	(10)	(13)	(22)
Total retail	65	80	77	75	119	(15)	(19)	(54)	(45)
Total net charge-offs	$138	$155	$162	$167	$200	($17)	(11%)	($62)	(31%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.28%	0.28%	0.26%	0.35%	0.28%	—	bps		—	bps
Commercial real estate	0.64	0.64	0.85	0.80	0.77	—			(13)
Total commercial	0.40	0.40	0.47	0.51	0.47	—			(7)
Residential mortgages	(0.02)	0.05	—	—	0.01	(7)			(3)
Home equity	0.04	—	(0.06)	(0.05)	(0.01)	4			5
Automobile	0.35	0.60	0.43	0.36	0.73	(25)			(38)
Education	0.80	0.94	0.92	0.86	1.92	(14)			(112)
Other retail	4.74	5.02	5.45	5.23	5.46	(28)			(72)
Total retail	0.38	0.46	0.45	0.45	0.70	(8)			(32)
Total loans and leases	0.39%	0.43%	0.46%	0.48%	0.58%	(4)	bps		(19)	bps
Memo: Average loans
Commercial and industrial	$50,140	$48,108	$46,351	$44,936	$43,599	$2,032		4%	$6,541		15%
Commercial real estate	24,401	25,043	25,799	26,487	27,013	(642)		(3)	(2,612)		(10)
Total commercial	74,541	73,151	72,150	71,423	70,612	1,390		2	3,929		6
Residential mortgages	35,090	34,752	34,134	33,420	32,872	338		1	2,218		7
Home equity	19,230	18,754	18,027	17,324	16,647	476		3	2,583		16
Automobile	2,090	2,557	3,096	3,705	4,394	(467)		(18)	(2,304)		(52)
Education	8,442	8,469	8,513	8,660	10,690	(27)		—	(2,248)		(21)
Other retail	4,017	4,074	4,091	4,277	4,495	(57)		(1)	(478)		(11)
Total retail	68,869	68,606	67,861	67,386	69,098	263		—	(229)		—
Total loans and leases	$143,410	$141,757	$140,011	$138,809	$139,710	$1,653		1%	$3,700		3%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q26 Change
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,943	$1,972	$2,008	$2,014	$2,061	($29)	(1%)	($118)	(6%)
Charge-offs:
Commercial	91	82	91	93	85	9	11	6	7
Retail	92	105	104	108	149	(13)	(12)	(57)	(38)
Total charge-offs	183	187	195	201	234	(4)	(2)	(51)	(22)
Recoveries:
Commercial	18	7	6	1	4	11	157	14	NM
Retail	27	25	27	33	30	2	8	(3)	(10)
Total recoveries	45	32	33	34	34	13	41	11	32
Net charge-offs	138	155	162	167	200	(17)	(11)	(62)	(31)
Provision (benefit) for loan and lease losses:
Commercial	130	50	62	50	89	80	160	41	46
Retail	23	76	64	111	64	(53)	(70)	(41)	(64)
Total provision (benefit) for loan and lease losses	153	126	126	161	153	27	21	—	—
Allowance for loan and lease losses - ending	$1,958	$1,943	$1,972	$2,008	$2,014	$15	1%	($56)	(3%)

Allowance for unfunded lending commitments - beginning	$240	$229	$201	$198	$198	$11	5%	$42	21%
Provision (benefit) for unfunded lending commitments	(13)	11	28	3	—	(24)	NM	(13)	(100)
Allowance for unfunded lending commitments - ending	$227	$240	$229	$201	$198	($13)	(5%)	$29	15%
Total allowance for credit losses - ending	$2,185	$2,183	$2,201	$2,209	$2,212	$2	—%	($27)	(1%)

Memo: Total allowance for credit losses by product
Commercial	$1,304	$1,252	$1,265	$1,269	$1,312	$52	4%	($8)	(1%)
Retail	881	931	936	940	900	(50)	(5)	(19)	(2)
Total allowance for credit losses	$2,185	$2,183	$2,201	$2,209	$2,212	$2	—%	($27)	(1%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF
						MARCH 31, 2026 CHANGE
	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2025		March 31, 2025
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,178	$18,240	$18,046	$17,812	$17,751	($62)	—%	$427	2%
Tier 1 capital	20,289	20,351	20,157	19,925	19,864	(62)	—	425	2
Total capital	23,751	23,654	23,455	23,221	23,156	97	—	595	3
Risk-weighted assets	173,268	171,493	168,932	168,017	166,908	1,775	1	6,360	4
Adjusted average assets[1]	218,192	215,321	213,536	212,450	211,119	2,871	1	7,073	3
CET1 capital ratio	10.5%	10.6%	10.7%	10.6%	10.6%
Tier 1 capital ratio	11.7	11.9	11.9	11.9	11.9
Total capital ratio	13.7	13.8	13.9	13.8	13.9
Tier 1 leverage ratio	9.3	9.5	9.4	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$24,061	$24,206	$23,718	$23,121	$22,753	($145)	(1%)	$1,308	6%
Less: Goodwill	8,221	8,187	8,187	8,187	8,187	34	—	34	—
Less: Other intangible assets	112	115	123	128	137	(3)	(3)	(25)	(18)
Add: Deferred tax liabilities[2]	437	437	440	440	438	—	—	(1)	—
Total tangible common equity[3]	$16,165	$16,341	$15,848	$15,246	$14,867	($176)	(1%)	$1,298	9%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$23,995	$23,823	$23,288	$22,494	$22,188	$172	1%	$1,807	8%
Less: Goodwill	8,198	8,187	8,187	8,187	8,187	11	—	11	—
Less: Other intangible assets	114	120	126	134	142	(6)	(5)	(28)	(20)
Add: Deferred tax liabilities[2]	437	440	440	438	438	(3)	(1)	(1)	—
Total tangible common equity[3]	$16,120	$15,956	$15,415	$14,611	$14,297	$164	1%	$1,823	13%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,221	$8,187	$8,187	$8,187	$8,187	$34	—%	$34	—%
Other intangible assets	112	115	123	128	137	(3)	(3)	(25)	(18)
Total intangible assets	$8,333	$8,302	$8,310	$8,315	$8,324	$31	—%	$9	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures that we believe provide useful information to investors to understand our results of operations or financial condition. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP financial measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. The following tables present reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q26 Change
		1Q26	4Q25	3Q25	2Q25	1Q25	4Q25			1Q25
							$		%	$		%
Pre-provision profit:
Total revenue (GAAP)	A	$2,168	$2,157	$2,118	$2,037	$1,935	$11		1%	$233		12%
Less: Noninterest expense (GAAP)	B	1,378	1,343	1,335	1,319	1,314	35		3	64		5
Pre-provision profit (non-GAAP)		$790	$814	$783	$718	$621	($24)		(3%)	$169		27%
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	C	426,023,578	429,242,174	431,453,142	432,768,811	437,668,127	(3,218,596)		(1%)	(11,644,549)		(3%)
Common stockholders' equity (GAAP)	D	$24,061	$24,206	$23,718	$23,121	$22,753	($145)		(1)	$1,308		6
Less: Goodwill (GAAP)		8,221	8,187	8,187	8,187	8,187	34		—	34		—
Less: Other intangible assets (GAAP)		112	115	123	128	137	(3)		(3)	(25)		(18)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	437	440	440	438	—		—	(1)		—
Tangible common equity (non-GAAP)	E	$16,165	$16,341	$15,848	$15,246	$14,867	($176)		(1%)	$1,298		9%
Book value per common share (GAAP)	D/C	$56.48	$56.39	$54.97	$53.43	$51.99	$0.09		—%	$4.49		9%
Tangible book value per common share (non-GAAP)	E/C	37.94	38.07	36.73	35.23	33.97	(0.13)		—	3.97		12
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	F	$6,337	$6,098	$5,902	$5,770	$5,637	$239		4%	$700		12%
Average interest-earning assets (GAAP)	G	201,929	199,167	197,598	196,318	195,058	2,762		1	6,871		4
Net interest margin (GAAP)	F/G	3.14%	3.06%	2.99%	2.94%	2.89%	8	bps		25	bps
Net interest income (GAAP)		$1,562	$1,537	$1,488	$1,437	$1,391	$25		2%	$171		12%
FTE adjustment		3	4	4	4	4	(1)		(25)	(1)		(25)
Net interest income on an FTE basis (non-GAAP)		1,565	1,541	1,492	1,441	1,395	24		2	170		12
Net interest income on an FTE basis (annualized) (non-GAAP)	H	6,350	6,112	5,919	5,786	5,653	238		4	697		12
Net interest margin on an FTE basis (non-GAAP)	H/G	3.14%	3.07%	3.00%	2.95%	2.90%	7	bps		24	bps
Return on average common equity and return on average tangible common equity:
Net income available to common stockholders (GAAP)	I	$484	$489	$457	$402	$340	($5)		(1%)	$144		42%
Average common equity (GAAP)	J	$23,995	$23,823	$23,288	$22,494	$22,188	$172		1	$1,807		8
Less: Average goodwill (GAAP)		8,198	8,187	8,187	8,187	8,187	11		—	11		—
Less: Average other intangibles (GAAP)		114	120	126	134	142	(6)		(5)	(28)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	440	440	438	438	(3)		(1)	(1)		—
Average tangible common equity (non-GAAP)	K	$16,120	$15,956	$15,415	$14,611	$14,297	$164		1%	$1,823		13%
Return on average common equity (GAAP)	I/J	8.19%	8.16%	7.77%	7.18%	6.21%	3	bps		198	bps
Return on average tangible common equity (non-GAAP)	I/K	12.19%	12.18%	11.75%	11.05%	9.64%	1	bps		255	bps
Return on average total assets and return on average total tangible assets:
Net income (GAAP)	L	$517	$528	$494	$436	$373	($11)		(2%)	$144		39%
Average total assets (GAAP)	M	$224,224	$221,242	$219,117	$217,661	$216,309	$2,982		1	$7,915		4
Less: Average goodwill (GAAP)		8,198	8,187	8,187	8,187	8,187	11		—	11		—
Less: Average other intangibles (GAAP)		114	120	126	134	142	(6)		(5)	(28)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	440	440	438	438	(3)		(1)	(1)		—
Average tangible assets (non-GAAP)	N	$216,349	$213,375	$211,244	$209,778	$208,418	$2,974		1%	$7,931		4%
Return on average total assets (GAAP)	L/M	0.94%	0.95%	0.90%	0.80%	0.70%	(1)	bps		24	bps
Return on average total tangible assets (non-GAAP)	L/N	0.97%	0.98%	0.93%	0.83%	0.73%	(1)	bps		24	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q26 Change
		1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25
							$/bps	%	$/bps	%
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	O	$227,918	$226,351	$222,747	$218,310	$220,148	$1,567	1%	$7,770	4%
Less: Goodwill (GAAP)		8,221	8,187	8,187	8,187	8,187	34	—	34	—
Less: Other intangible assets (GAAP)		112	115	123	128	137	(3)	(3)	(25)	(18)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		437	437	440	440	438	—	—	(1)	—
Tangible assets (non-GAAP)	P	$220,022	$218,486	$214,877	$210,435	$212,262	$1,536	1%	$7,760	4%
Common equity ratio (GAAP)	D/O	10.6%	10.7%	10.6%	10.6%	10.3%	(13) bps		22 bps
Tangible common equity ratio (non-GAAP)	E/P	7.3	7.5	7.4	7.2	7.0	(20) bps		30 bps